Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

USA Mutuals Barrier Fund

Investor Class (VICEX)
Institutional Class (VICVX)
Class A (VICAX)
Class C (VICCX)

A series of USA MUTUALS

Supplement dated July 29, 2016, to the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") dated July 29, 2016, with regard to the USA Mutuals Barrier Fund

At the recommendation of USA Mutuals, Inc. (the “Advisor”), on July 25, 2016, the Board of Trustees of USA MUTUALS approved a change to the name of the USA Mutuals Barrier Fund to the USA Mutuals Vice Fund (together, the “Fund”).  In connection with this name change, the Board also approved certain revisions to the Fund’s principal investment strategies.  The revisions are expected to provide more clarity as to the Fund’s investment strategy. The “Principal Risks” of the Fund remain unchanged other than the removal of the phrase, “barrier to entry,” within the risks.

The name change and the changes to the Fund’s principal investment strategies will become effective on September 29, 2016.

As of the effective date, all references in the Summary Prospectus, Prospectus and SAI to “USA Mutuals Barrier Fund” and any variation thereof are replaced with “USA Mutuals Vice Fund” and any variation thereof.  Also as of the effective date, the following changes are made to the Fund’s Summary Prospectus and Prospectus and SAI.

Prospectus & Summary Prospectus

The second paragraph in the “Principal Investment Strategies” section on page 2 of the Prospectus and page 2 of the Fund’s Summary Prospectus, is hereby revised as follows effective as of September 29, 2016:

“Under normal market conditions, the Vice~~Barrier~~ Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes ~~have significant barriers to entry including~~ the alcoholic beverages, tobacco, gaming and defense/aerospace industries.  The Fund will concentrate at least 25% of its net assets in these vice~~this group of barrier to entry~~ industries (but no more than 80% of its net assets in any single industry).”

The second paragraph in the “Investment Objective” section on page 18 of the Prospectus is hereby revised as follows effective as of September 29, 2016:

Changes to Investment Objective and Strategies.  Except as noted below, the Vice~~Barrier~~ Fund’s investment objective, investment strategies and policies described in this Prospectus are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  The Vice~~Barrier~~ Fund will not change its policy of investing at least 80% of its net assets in equity securities of companies that derive a significant portion of their revenues from vice industries ~~that have significant barriers to entry~~ including the alcoholic beverages, tobacco, gaming and defense/aerospace industries without providing shareholders with at least sixty (60) days’ prior written notice.  Furthermore, the Vice~~Barrier~~ Fund’s policy of concentrating at least 25% of its net assets in the group of four vice~~barrier to entry~~ industries identified in this Prospectus (but no more than 80% of its net assets in any single industry) is fundamental, which means that it cannot be changed without the approval of the Vice~~Barrier~~ Fund’s shareholders.

Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

The fifth paragraph in the “Principal Investment Strategies” section on page 18 of the Prospectus is hereby revised as follows effective as of September 29, 2016:

“Under normal market conditions, the Vice~~Barrier~~ Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes ~~have significant barriers to entry including~~ the alcoholic beverages, tobacco, gaming and defense/aerospace industries.  The Fund will concentrate at least 25% of its net assets in these vice~~this group of barrier to entry~~ industries (but no more than 80% of its net assets in any single industry).”

SAI

The first sentence of the first paragraph in the “Sector/Industry Concentration” sub-section on page 18 of the SAI is hereby revised as follows effective as of September 29, 2016:

“The Vice ~~Barrier~~ Fund will concentrate at least 25% of its net assets in a group of vice~~barrier to entry~~ industries (but no more than 80% of its net assets in any single industry) that includes the alcoholic beverages, tobacco, gaming and defense/aerospace industries, as identified in the Vice ~~Barrier~~ Fund’s Prospectus”.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for reference.